                                                                    Exhibit 99.1



                                                OMTOOL, LTD. AND SUBSIDIAIRES
                                            PRO FORMA CONSOLIDATED BALANCE SHEET
                                                          (unaudited)



                                                                       HISTORICAL             PRO FORMA             PRO FORMA
                                                                   SEPTEMBER 30, 1999        ADJUSTMENTS        SEPTEMBER 30, 1999
                                                                  ----------------------   ----------------  -----------------------
ASSETS
Current assets:
   Cash and cash equivalents................................           $   936,037        $(600,000)(a)         $ 1,536,037
   Short-term investments...................................            17,954,891                -              17,954,891
   Accounts receivable, less reserves of $1,855,100 in 1999.             4,077,922                -               4,077,922
   Prepaid expenses and other current assets................             2,208,577                -               2,208,577
   Income tax receivable....................................             1,175,254                -               1,175,254
   Deferred tax asset.......................................               697,000                -                 697,000
                                                                ----------------------   ----------------  -----------------------
     Total current assets...................................            27,049,681         (600,000)             27,649,681
   Property and equipment, net..............................             1,789,121           65,046 (b)           1,724,075
   Other assets, net........................................             4,725,066        2,939,931 (b)           1,785,135
                                                                ----------------------   ----------------  -----------------------
     Total assets...........................................           $33,563,868       $2,404,977             $31,158,891
                                                                ======================   ================  =======================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:

   Current portion of long-term debt........................           $    27,981        $       -             $    27,981
   Accounts payable.........................................             1,780,741                -               1,780,741
   Accrued liabilities......................................             1,509,776                -               1,509,776
   Deferred revenue.........................................             3,127,884                -               3,127,884
                                                                ----------------------   ----------------  -----------------------
     Total current liabilities..............................             6,446,382                -               6,446,382
Deferred tax liability......................................               388,515          362,515 (b)              26,000
Long-term liabilities.......................................                     -                -                       -

Contingencies
Stockholders' equity:
   Preferred Stock, $.01 par value --
     Authorized-- 2,000,000; issued and                                          -                -                       -
     outstanding-- none.....................................
   Common Stock, $.01 par value --
     Authorized -- 35,000,000;
     Issued - 13,009,372 in 1999 ...........................               130,093                -                 130,093
Additional paid-in capital..................................            32,222,116                -              32,222,116
Accumulated deficit.........................................            (4,410,711)       2,042,462 (c)          (6,453,173)
Treasury stock (422,625 shares at cost).....................            (1,209,418)               -              (1,209,418)
Cumulative translation adjustment...........................                (3,109)               -                  (3,109)
                                                                ----------------------   ----------------  -----------------------
     Total stockholders' equity.............................            26,728,971        2,042,462              24,686,509
                                                                ----------------------   ----------------  -----------------------
     Total liabilities and stockholders' equity.............           $33,563,868       $2,404,977             $31,158,891
                                                                ======================   ================  =======================


                                           OMTOOL, LTD. AND SUBSIDIARIES
                                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                                    (Unaudited)


                                                                            HISTORICAL                         PRO FORMA
                                                                            NINE MONTHS                       NINE MONTHS
                                                                               ENDED          PRO FORMA          ENDED
                                                                        SEPTEMBER 30, 1999   ADJUSTMENTS   SEPTEMBER 30, 1999
                                                                         ----------------- --------------- ------------------
Revenues:
   Software license...............................................       $ 9,981,976       $  720,754(d)       $ 9,261,222
   Hardware.......................................................         5,490,226          336,426(d)         5,153,800
   Service and other..............................................         5,548,267          940,624(d)         4,607,643
                                                                         -----------------  -------------- ------------------
     Total revenues...............................................        21,020,469        1,997,804           19,022,665
                                                                         -----------------  -------------- ------------------
Cost of revenues:
   Software license...............................................           768,257           29,063(d)           739,194
   Hardware.......................................................         3,424,135          226,790(d)         3,197,345
   Service and other..............................................         2,709,043          124,143(d)         2,584,900
                                                                         -----------------  --------------- ------------------
     Total cost of revenues.......................................         6,901,435          379,996            6,521,439
                                                                         -----------------  -------------- ------------------
     Gross profit.................................................        14,119,034        1,617,808           12,501,226
                                                                         -----------------  -------------- ------------------
Operating expenses:
   Sales and marketing............................................         9,036,510          194,594(d)         8,841,916
   Research and development.......................................         3,809,840          230,059(d)         3,579,781
   General and administrative.....................................         4,121,872          938,873(d)         3,182,999
   Restructuring costs............................................         1,128,000          431,756(d)           696,244
                                                                         -----------------  --------------- ------------------
     Total operating expenses.....................................        18,096,222        1,795,282           16,300,940
                                                                         -----------------  -------------- ------------------
     Income (loss) from operations................................        (3,977,188)        (177,474)          (3,799,714)
   Interest income, net...........................................           509,522          (15,619)(e)          525,141
                                                                         -----------------------------------------------------
     Income (loss) before provision (benefit) for income taxes....        (3,467,666)        (193,093)          (3,274,573)
   Provision (benefit) for income taxes...........................          (807,551)         (40,776)(f)         (766,775)
                                                                         -----------------  -------------- ------------------
     Net income (loss) ...........................................       $(2,660,115)       $(152,317)        $ (2,507,798)
                                                                         =================  =============== ==================

Net income (loss) per share:
   Basic..........................................................            $(0.21)                               $(0.19)
                                                                         =================                  ==================
   Diluted........................................................            $(0.21)                               $(0.19)
                                                                         =================                  ==================

Weighted average number of common shares outstanding:
   Basic..........................................................        12,603,780                            12,603,780
                                                                         =================                  ==================
   Diluted........................................................        12,603,780                            12,603,780
                                                                         =================                  ==================


                                          OMTOOL, LTD. AND SUBSIDIARIES
                                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                                   (UNAUDITED)


                                                                            HISTORICAL                          PRO FORMA
                                                                               YEAR                               YEAR
                                                                               ENDED          PRO FORMA           ENDED
                                                                         DECEMBER 31, 1998   ADJUSTMENTS    DECEMBER 31, 1998
                                                                         =================  =============== ==================
Revenues:
   Software license.........................................                 $18,542,007       $1,514,932(g)    $17,027,075
   Hardware.................................................                   6,482,562          754,283(g)      5,728,279
   Service and other........................................                   6,087,615        1,144,397(g)      4,943,218
                                                                             -----------       ----------       -----------
     Total revenues.........................................                  31,112,184        3,413,612        27,698,572
                                                                             -----------       ----------       -----------

Cost of revenues:
   Software license.........................................                   1,331,068          121,191(g)      1,209,877
   Hardware.................................................                   3,925,421          430,631(g)      3,494,790
   Service and other........................................                   2,950,718          355,932(g)      2,594,786
                                                                             -----------       ----------       -----------
     Total cost of revenues                                                    8,207,207          907,754         7,299,453
                                                                             -----------       ----------       -----------
     Gross profit...........................................                  22,904,977        2,505,858        20,399,119
                                                                             -----------       ----------       -----------

Operating expenses:
   Sales and marketing......................................                  12,340,919          507,456(g)     11,833,463
   Research and development.................................                   5,058,579          390,906(g)      4,667,673
   General and administrative...............................                   4,755,179        1,538,890(g)      3,216,289
                                                                             -----------       ----------       -----------
     Total operating expenses...............................                  22,154,677        2,437,252        19,717,425
                                                                             -----------       ----------       -----------

     Income (loss) from operations..........................                     750,300           68,606           681,694
Interest income, net........................................                     753,887         (21,418)(h)        775,305
                                                                            ------------      -----------       -----------
     Income (loss) before provision for income taxes........                   1,504,187           47,188         1,456,999
Provision for income taxes..................................                     406,435           19,525(j)        386,910
                                                                             -----------       -----------      -----------
   Net income (loss)........................................                 $ 1,097,752       $   27,663        $1,070,089
                                                                             ===========       ==========       ===========
Net income (loss) per share:
   Basic....................................................                       $0.09                              $0.08
                                                                             ===========                        ===========
   Diluted..................................................                       $0.08                              $0.08
                                                                             ===========                        ===========

Weighted average number of common shares outstanding:
   Basic....................................................                  12,713,169                         12,713,169
                                                                             ===========                        ===========
   Diluted..................................................                  13,414,958                         13,414,958
                                                                             ===========                        ===========


                 NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
                         AS OF SEPTEMBER 30, 1999 AND
     PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED
       DECEMBER 31, 1998 AND THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                                  (UNAUDITED)

Note (1) Pro Forma Balance Sheet Adjustments

On January 4, 2000, pursuant to an Agreement for the Sale and Purchase of Certain Business and Assets between International Presence PLC ("IPP") and Omtool Europe Limited ("Omtool Europe"), and Omtool, Ltd. (collectively with Omtool Europe, "Omtool"), Omtool sold to IPP certain business assets consisting of intellectual property, goodwill, customer lists, customer contracts, equipment and other assets related to the Company's software products and third party hardware products for facsimile and other communications applications for the IBM AS/400 product line (the "AS/400 Assets").

The following pro forma adjustments are required to reflect the Omtool's sale of the AS/400 Assets to IPP as of September 30, 1999 (the balance sheet date).

                                                                                           Net Amount
                                                                                           ----------
(a) To account for Omtool's net cash received from the sale of the AS/400 Assets to IPP.    $600,000

(b) To eliminate the AS/400 Assets.

(c) To reflect the loss on the sale of the AS/400 Assets as follows:
         Net proceeds to be received by Omtool                                              $600,000
         Less: Value of net assets purchased by IPP                                       (2,642,462)
                                                                                          -----------
                                                                                         $(2,042,462)


Note (2) Pro Forma Statements of Operations Adjustments

The following pro forma adjustments are required to reflect the pro forma consolidated statements of operations as a result of the Omtool's sale of the AS/400 Assets for the periods ended December 31, 1998 and September 30, 1999. For purposes of the pro forma statements of operations, it is assumed that the sale of the AS/400 Assets occurred on December 31, 1997 so that the statements of operations would only include results from continuing operations.

                                                                                              Nine Months Ended
                                                                                              September 30, 1999
                                                                                              ------------------
(d) To eliminate the effects of the AS/400 operations on the consolidated statement of operations for the nine months ended September 30, 1999.

(e) Total interest income increase for Omtool due to the sale of the AS/400 Assets to IPP.          $15,619

(f) Income tax benefit.                                                                             $40,776

                                                                                                  Year Ended
                                                                                              December 31, 1998
                                                                                              -----------------
(g) To eliminate the effects of the AS/400 operations on the consolidated statement of operations for the year ended December 31, 1998.

(h) Total interest income increase for Omtool due to the sale of the AS/400 Assets to IPP           $21,418

(i) Income tax benefit.                                                                             $19,525